**AMENDED AND RESTATED SCHEDULE A**
**TO THE AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION AGREEMENT**
**BETWEEN**
**GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC**
**DATED DECEMBER 19, 2011**

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of May 23, 2018:

| Name of Fund | Annual Supervision and Admin Fee | Date Fund Approved by Board | Date Board Approved Continuance of I/A/A | Date Fund Commenced Operations |
|---|---|---|---|---|
| Global X FTSE Nordic Region ETF | 0.50% | September 26, 2008 | November 14, 2017 | August 17, 2009 |
| Global X MSCI Norway ETF | 0.50% | October 2, 2009 | November 14, 2017 | November 9, 2010 |
| Global X MSCI Argentina ETF | 0.59%* | December 5, 2008 | November 14, 2017 | March 2, 2011 |
| Global X MSCI Colombia ETF | 0.61%* | December 5, 2008 | November 14, 2017 | February 5, 2009 |
| Global X MSCI Pakistan ETF | 0.68%* | October 2, 2009 | November 14, 2017 | April 22, 2015 |
| Global X Emerging Africa ETF | 0.63%* | October 2, 2009 | November 14, 2017 | |
| Global X China Consumer ETF | 0.65% | October 2, 2009 | November 14, 2017 | November 30, 2009 |
| Global X China Energy ETF | 0.65% | October 2, 2009 | November 14, 2017 | December 15, 2009 |
| Global X China Financials ETF | 0.65% | October 2, 2009 | November 14, 2017 | December 10, 2009 |
| Global X China Industrials ETF | 0.65% | October 2, 2009 | November 14, 2017 | November 30, 2009 |
| Global X China Materials ETF | 0.65% | October 2, 2009 | November 14, 2017 | January 12, 2010 |
| Global X NASDAQ China Technology ETF | 0.65% | October 2, 2009 | November 14, 2017 | December 8, 2009 |
| Global X Copper Miners ETF | 0.65% | March 26, 2010 | November 14, 2017 | April 19, 2010 |
| Global X Silver Miners ETF | 0.65% | March 26, 2010 | November 14, 2017 | April 19, 2010 |
| Global X China Mid Cap ETF | 0.65% | June 4, 2010 | November 14, 2017 | |
| Global X Lithium & Battery Tech ETF | 0.75% | June 4, 2010 | November 14, 2017 | July 22, 2010 |
| Global X Uranium ETF | 0.69% | June 4, 2010 | November 14, 2017 | November 4, 2010 |
| Global X Gold Explorers ETF | 0.65% | August 27, 2010 | November 14, 2017 | November 3, 2010 |
| Global X Next Emerging & Frontier ETF | 0.49%* | November 17, 2010 | November 14, 2017 | November 6, 2013 |
| Global X FTSE Southeast Asia ETF | 0.65% | November 17, 2010 | November 14, 2017 | February 16, 2011 |
| Global X Fertilizers/Potash ETF | 0.69% | February 25, 2011 | November 14, 2017 | May 25, 2011 |
| Global X SuperDividend® ETF | 0.58% | February 25, 2011 | November 14, 2017 | June 8, 2011 |
| Global X MLP ETF | 0.45% | May 11, 2011 | November 14, 2017 | April 18, 2012 |
| Global X MLP Natural Gas ETF | 0.58% | May 11, 2011 | November 14, 2017 | |
| Global X MSCI Portugal ETF | 0.55%* | August 19, 2011 | November 14, 2017 | November 12, 2013 |
| Global X FTSE Ukraine Index ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |
| Global X MSCI Greece ETF | 0.55%* | August 19, 2011 | November 14, 2017 | December 7, 2011 |
| Global X Hungary Index ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |
| Global X Luxembourg ETF | 0.55%* | August 19, 2011 | November 14, 2017 | |
| Global X FTSE Morocco 20 Index ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |
| Global X Czech Republic Index ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |
| Global X Slovakia Index ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |
| Global X Kuwait ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |
| Global X MSCI Nigeria ETF | 0.68%* | August 19, 2011 | November 14, 2017 | April 2, 2013 |
| Global X FTSE Bangladesh Index ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |
| Global X FTSE Sri Lanka Index ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |
| Global X Kazakhstan Index ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |

| Name of Fund | Annual Supervision and Admin Fee | Date Fund Approved by Board | Date Board Approved Continuance of I/A/A | Date Fund Commenced Operations |
|---|---|---|---|---|
| Global X FTSE Frontier Markets ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |
| Global X Central America Index ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |
| Global X Central and Northern Europe ETF | 0.55%* | August 19, 2011 | November 14, 2017 | |
| Global X Southern Europe ETF | 0.55%* | August 19, 2011 | November 14, 2017 | |
| Global X Eastern Europe ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |
| Global X Sub-Saharan Africa Index ETF | 0.68%* | August 19, 2011 | November 14, 2017 | |
| Global X FTSE Toll Roads & Ports ETF | 0.65% | August 19, 2011 | November 14, 2017 | |
| Global X FTSE Railroads ETF | 0.65% | August 19, 2011 | November 14, 2017 | |
| Global X Land ETF | 0.65% | August 19, 2011 | November 14, 2017 | |
| Global X Cement ETF | 0.69% | August 19, 2011 | November 14, 2017 | |
| Global X Advanced Materials ETF | 0.69% | August 19, 2011 | November 14, 2017 | |
| Global X Social Media ETF | 0.65% | August 19, 2011 | November 14, 2017 | November 14, 2011 |
| Global X SuperIncome™ Preferred ETF | 0.58% | February 24, 2012 | November 14, 2017 | July 16, 2012 |
| Global X SuperDividend® REIT ETF | 0.58% | February 24, 2012 | November 14, 2017 | March 16, 2015 |
| Global X Risk Parity ETF | 0.58% | February 24, 2012 | November 14, 2017 | |
| Global X Guru® Index ETF | 0.75% | May 25, 2012 | November 14, 2017 | June 4, 2012 |
| Global X SuperDividend® U.S. ETF | 0.45% | November 16, 2012 | November 14, 2017 | March 11, 2013 |
| Global X MLP & Energy Infrastructure ETF | 0.45% | February 22, 2013 | November 14, 2017 | August 6, 2013 |
| Global X \| JPMorgan Efficiente Index ETF | 0.69% | September 5, 2014 | November 14, 2017 | October 22, 2014 |
| Global X \| JPMorgan US Sector Rotator Index ETF | 0.69% | September 5, 2014 | November 14, 2017 | October 22, 2014 |
| Global X MSCI SuperDividend® Emerging Markets ETF | 0.65% | November 14, 2014 | November 14, 2017 | March 16, 2015 |
| Global X SuperDividend® Alternatives ETF | 0.75% | March 10, 2015 | November 14, 2017 | July 13, 2015 |
| Global X Scientific Beta US ETF | 0.28% | March 10, 2015 | November 14, 2017 | May 12, 2015 |
| Global X Scientific Beta Europe ETF | 0.38% | March 10, 2015 | November 14, 2017 | May 12, 2015 |
| Global X Scientific Beta Asia ex-Japan ETF | 0.38% | March 10, 2015 | November 14, 2017 | May 12, 2015 |
| Global X Scientific Beta Japan ETF | 0.38% | March 10, 2015 | November 14, 2017 | May 12, 2015 |
| Global X Scientific Beta Developed Markets ex-US ETF | 0.38% | March 10, 2015 | November 14, 2017 | |
| Global X YieldCo Index ETF | 0.65% | April 21, 2015 | November 14, 2017 | May 27, 2015 |
| Global X S&P 500® Catholic Values ETF | 0.29% | May 29, 2015 | November 14, 2017 | April 18, 2016 |
| Global X Internet of Things ETF | 0.68% | November 13, 2015 | November 14, 2017 | September 12, 2016 |
| Global X Health & Wellness Thematic ETF | 0.68% | November 13, 2015 | November 14, 2017 | May 9, 2016 |
| Global X FinTech ETF | 0.68% | November 13, 2015 | November 14, 2017 | September 12, 2016 |
| Global X Conscious Companies ETF | 0.43% | November 13, 2015 | November 14, 2017 | July 11, 2016 |
| Global X Education Thematic ETF | 0.68% | February 26, 2016 | November 14, 2017 | |
| Global X Robotics & Artificial Intelligence ETF | 0.68% | February 26, 2016 | November 14, 2017 | September 12, 2016 |
| Global X Longevity Thematic ETF | 0.68% | February 26, 2016 | November 14, 2017 | May 9, 2016 |
| Global X Millennials Thematic ETF | 0.68% | February 26, 2016 | November 14, 2017 | May 4, 2016 |
| Global X Scientific Beta Emerging Markets ETF | 0.45% | April 19, 2016 | November 14, 2017 | |
| Global X MSCI SuperDividend® EAFE ETF | 0.55% | September 9, 2016 | November 14, 2017 | November 14, 2016 |
| Global X Founder-Run Companies ETF | 0.65% | September 9, 2016 | November 14, 2017 | February 13, 2017 |
| Global X U.S. Infrastructure Development ETF | 0.58% | February 24, 2017 | November 14, 2017 | March 6, 2017 |
| Global X U.S. Preferred ETF | 0.23% | February 24, 2017 | November 14, 2017 | September 11, 2017 |

| Name of Fund | Annual Supervision and Admin Fee | Date Fund Approved by Board | Date Board Approved Continuance of I/A/A | Date Fund Commenced Operations |
|---|---|---|---|---|
| Global X Iconic U.S. Brands ETF | 0.48% | September 20, 2017 | November 14, 2017 | October 16, 2017 |
| Global X Future Analytics Tech ETF | 0.68% | February 23, 2018 | | |
| Global X Autonomous & Electric Vehicles ETF | 0.68% | February 23, 2018 | | April 13, 2018 |
| Global X TargetIncome™ 5% ETF | 0.39% | February 23, 2018 | | |
| Global X TargetIncome™ US 10-Year Treasury + 2% ETF | 0.39% | February 23, 2018 | | |
| Global X S&P 500® Quality Dividend ETF | 0.35% | May 23, 2018 | | |
| Global X Augmented & Virtual Reality ETF | 0.68% | May 23, 2018 | | |
| Global X E-commerce ETF | 0.68% | May 23, 2018 | | |
| Global X Genomics ETF | 0.68% | May 23, 2018 | | |
| Global X Adaptive U.S. Factor ETF | 0.27% | May 23, 2018 | | |

[SIGNATURES TO FOLLOW]

* Asset-based custody fees are not included in the annual Supervision and Administration fee. Asset-based custody fees will be borne by the respective fund.

**GLOBAL X FUNDS**

By: Daphne Tippens Chisolm
Title: Secretary

**GLOBAL X MANAGEMENT COMPANY LLC**

By: Daphne Tippens Chisolm
Title: General Counsel